UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JDD
Nuveen Diversified Dividend and Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments Inc. (Nuveen) is the subadviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, leads the Fund’s management team at the firm. Effective February 1, 2016 Thomas J. Ray, CFA was added as a portfolio manager to the Fund.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer and Chief Executive Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2016.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2016?

The Fund’s investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. At NWQ, we employ a value based approach in our bottom up analysis. We look for attractive absolute valuation, positive risk/reward with downside protection

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

characteristics and catalysts that can drive a positive revaluation of our companies. We believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. We have seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2016. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2016, JDD outperformed the S&P 500® Index, but underperformed its comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, underperformed its Blended Index given weakness in its financial holdings as the Brexit vote pressured holdings in large banks and insurance companies, which sold off as interest rates declined. We are certainly aware of the income statement pressure on financial companies in a low interest rate, low growth environment, but it appears that the market is layering on additional risk that would call many balance sheets into question. We simply disagree with this conclusion for the higher quality financial companies, many of which are in our portfolio. We believe capital ratios among these companies have never been stronger, cash flows can remain steady even in a downturn and significant balance sheet strength can return capital to shareholders. U.S. banks have successfully passed the Federal Reserve’s annual stress test, which measures capital return from a quantitative and qualitative basis. The increased resiliency demonstrated in a severely stressed scenario allowed for materially higher capital returns to be approved this year. Banks in other geographies, particularly Europe, are still lagging in this transformation. However, we believe there do exist many high quality banks that have buffered themselves and dramatically improved their capital ratios to withstand severe shocks and downturns. These positives bode well for the (re)valuation of these companies over time. Our underweight in the energy sector, which performed well during the reporting period, also pressured the relative return. We have been defensive in this sector, holding only

6	NUVEEN

integrated companies given a lack of growth from emerging markets, which drove much of the incremental demand in the last decade and the supply response. We have had positive performance in the materials sector where several of our holdings have seen lower raw materials used and are generating strong returns. Geographically, the portfolio’s investments in Brazil, Japan, and the U.S. helped performance, while investments in Europe detracted. Our global, value based strategy provided plenty of opportunities to find not only attractive valuations, but high yields and a diversified portfolio. The portfolio remains overweight European equities.

Those holdings that positively contributed to performance included Telefonica Brasil SA. Brazilian stocks, which had been battered by political turmoil as well as the sharp decline in emerging markets rebounded during the reporting period. Also positively contributing to performance was Edison International. Edison International is the parent company of Southern California Edison, an electric utility that supplies power to 5 million customers in Southern California. The company’s stock rose following the Great Britain’s decision to leave the European Union. Investors tend to flock to the utilities sector when longer-term interest rates are falling, because the companies tend to pay out a relatively high and stable dividend. The sector’s relative stability also makes it attractive to investors looking for a safe-haven during periods of market turmoil. Lastly, National Storage Affiliates Trust (NSA) also contributed to performance after posting strong results in its first year as a public company and closing its valuation discount versus other self-storage REITs. NSA has beaten and raised acquisition expectations, and its stores continue to put up solid fundamental growth.

Positions that detracted from performance include Seagate Technology. The company designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance. Also detracting from performance was Swiss bank UBS Group AG. The bank has recently traded in-line with other European banks, where fears of contagion have brought valuations down to levels not seen for several years. Additionally, disappointing first quarter 2016 earnings weighed negatively on UBS. We believe investors are currently misperceiving UBS’s characteristics and opportunities and we remain confident in the bank’s prospects over time. Lastly, Aviva PLC detracted from performance. Aviva PLC is a British multi-national insurance company headquartered in London. During the reporting period, the company came under pressure from fears of the impact of Brexit.

The Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the reporting period was negligible.

Security Capital

The real estate portion of the Fund managed by Security Capital positively contributed to the Fund’s performance during the reporting period. There were distinctive performance differences by major property type with underlying themes and influences reflecting company-specific factors, earlier reporting period performance differentials, as well as shifting investor expectations, all influenced by macro-economic trends. In this context, 2016 performance leaders by major property type were health care, industrial-warehouse and hotel investments. In particular, within health care, strong stock selection highlighted by the Fund’s significant investment in Senior Housing Properties Trust (SNH), representing a significant overweight relative to the Blended Index, benefitted from sidestepping turmoil in post-acute/skilled nursing, which widely impacted health care peers. For the industrial sector, rent and occupancy levels are benefitting from strong user demand, driven in part by the rapidly expanding supply-chain requirements of on-line retail fulfillment. The Fund’s investment in Prologis (PLD), the largest domestic owner of industrial space, benefitted from these excellent fundamental trends.

During the reporting period, the Fund’s performance was constrained by common equity investments in apartment, industrial and strip centers. While the Fund’s apartment and strip center company investments were a drag on

NUVEEN	7

Portfolio Managers’ Comments (continued)

benchmark-relative performance, far and away the largest single factor for the shortfall relative to the Blended Index was the portfolio’s near-absence of investment in the data center companies, which fall under the industrial sector. Our entry into the data center property type, in general, occurred late in the second quarter creating a negative attribution profile year-to-date. Strip shopping center companies are benefitting from healthy demand for space from “big box” anchor tenants in the context of almost no new construction, and hopeful indicators for in-line small shop tenancy. In spite of this, investors are wary of prospective challenges, including shifting big-box business models in the face of internet competition, heightened competition facing grocers and relatively fragile small shop credit.

Change is a constant, but 2016 seems to have served investors up a double dose of change and uncertainty related to a host of global economic and political issues, from oil markets, to the Chinese economy and now Brexit. While markets have responded differently to each of these hurdles, a near-constant has been an underscoring of the valuable role of U.S. commercial real estate in investment portfolios as a sort of dollar-denominated “growth bond.”

For much of last year and coming into 2016, our investment themes for the REIT market have revolved principally around discounts to NAV, some significant, driven largely by the attitudes and marginal pricing power of generalist stock investors that frequently drive REIT pricing and volatility to extremes. Wary of the prospect for rising interest rates, stock investors, large/small cap stock funds, hedge funds and closed end funds had shifted their focus away from REITs. The choppy and frequently soft pricing for REITs during this reporting period was seemingly at odds with stable-to-increasing pricing trends in the larger private-direct market for real estate assets set against a backdrop of low borrowing costs, accommodating debt markets, manageable levels of new construction, stable-to-improving rent/occupancy levels and abundant private equity capital.

The pricing landscape has now shifted dramatically. Falling interest rates for much of this reporting period and the post-Brexit interest rate swoon have reenergized REITs. Generalist investors are again embracing REITs as they shun other financial stocks, largely erasing NAV discounts. And importantly, this is occurring just as private market real estate valuations show early signs of easing in the context of fewer bidders and a widening bid/ask spread.

Low interest rates are a very good thing for real estate and REITs and operating fundamentals continue to be healthy. But, our company level valuation models are flashing some concerns, suggesting that REIT investors may risk overshooting the mark in terms of underlying fundamental value. We acknowledge that fundamental value is a challenging concept in the face of hyper low or even negative interest rates, but there is “fragility” to REIT valuations and we believe investors should be cautious. This “fragility” may be tested in a rising interest rate environment as generalist investors swap income for growth.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. All sectors positively contributed to performance, in particular the consumer discretionary and information technology sectors.

The Fund’s position in the term loans of US Foods, Inc. and Albertson’s LLC contributed to the performance. Symphony believes the food and drug industries historically have been more defensive during periods of volatility and believes these loans offer an attractive coupon relative to the rest of the sector and broad market. Both the sector and the companies have performed well and we anticipate the loans will continue to be core positions in the Fund’s portfolio in the near term. Additionally, performance was benefited by the loan of Communications Sales & Leasing Inc., a real estate investment trust (REIT) that is engaged in the acquisition and construction of mission critical communications infrastructure and is a leading provider of wireless infrastructure solutions for the communications industry.

Those specific loans that detracted from performance included positions in Millennium Laboratories, a health care service company. Also detracting from performance was of our consumer discretionary holding, Cumulus Media, Inc., a large broadcasting company. The company’s desire to enter into a deleveraging transaction with debt holders that

8	NUVEEN

would be advantageous to the firm long term, but was viewed as disadvantageous to current holders was frowned upon by market participants late in the reporting period and the loans experienced weakness. Lastly, Southcross Holdings Borrower LP loans detracted. The company declared bankruptcy in early April 2015, only to emerge from it two weeks later when one or more private equity firms infused capital into the company.

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, we have a moderately pro-risk stance in the Fund. We favored Central European markets with improving fundamentals like Bulgaria, Romania, Lithuania and Slovenia. We increased our underweight to Turkey due to its vulnerability to capital outflows as banks are reliant on foreign funding, combined with the erosion of institutional structures under its current President. In Latin America, we increased exposure to Argentina where significant progress has been made lifting capital controls, allowing a flexible currency, cutting subsidies, tightening monetary policy and resolving issues with the holdouts allowing a return to debt markets. We also added exposure to Brazil, where acting President Temer will likely implement modest reforms which have the potential to improve business confidence creating a self-reinforcing positive impact. We continue to be underweight much of Asia due to tight valuations including China and the Philippines. Local market exposure remained concentrated in Latin America. We maintained relatively limited corporate exposure as domestic economic conditions in many markets remain a headwind to corporate fundamentals.

During the reporting period, both country rotation strategies and security selection detracted from overall performance. Among country rotation strategies, a lack of exposure to Lebanon, an underweight to China and Poland contributed to relative performance, while allocations to Bulgaria and Slovenia, as well as an overweight to Hungary, detracted. Within security selection, positioning in Mexico, Russia and Indonesia contributed to overall performance, while security selection in Azerbaijan, Venezuela and Brazil detracted.

The Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as actively manage certain currency exposures in an attempt to benefit from potential appreciation. Currency forwards were also used to hedge currency exposure to the local currency denominated emerging markets debt holdings. In aggregate, these contracts detracted from overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage and yield curve exposure. These positions had a negative impact on performance.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix its interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of June 30, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	28.95%
Regulatory Leverage*	28.95%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding	Draws	Paydowns	August 25, 2016
$116,500,000	$400,000	$(14,500,000)	$102,400,000	$104,400,000	$10,000,000	$—	$112,400,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

10	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2016, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2016

	Per Share Distribution						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
9/2003	$0.2700	$0.0900	$0.0606	$0.3987	$1.5497	8.44%	2.06%	8.12%	4.34%	4.22%

[1]	Net investment income is expressed as a monthly amount using a six-month average. Approximately 25% of net income represents net REIT cash flow which may consist of income, capital gains, and/or a return of capital.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

NUVEEN	11

Common Share Information (continued)

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 20161

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[2]	Realized Gains	Return of Capital[3]	Distributions[4]	Net Investment Income[2]	Realized Gains	Return of Capital[3]
$0.2700	63.7%	36.3%	0.0%	$0.5400	$0.3438	$0.1962	$ —

[1]	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital. The estimates above are based on prior year attribtution percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.
[2]	Net Investment Income is a projection through the end of the current calendar quarter based on most recent month-end data.
[3]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The acutal tax characterization will be provided to shareholders on Form 1099-DIV shortly after claendar year-end.
[4]	Includes the most recent quarterly distribution declaration.

COMMON SHARE REPURCHASES

During August 2016 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	465,000
Common shares authorized for repurchase	1,995,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JDD
Common shares repurchased and retired	104,500
Weighted average price per common share repurchased and retired	$9.79
Weighted average discount per common share repurchased and retired	16.56%

OTHER COMMON SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$12.73
Common share price	$11.70
Premium/(Discount) to NAV	(8.09)%
6-month average premium/(discount) to NAV	(14.00)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

NUVEEN	13

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	5.97%	7.13%	8.92%	5.43%
JDD at Common Share Price	13.26%	12.28%	9.83%	5.91%
JDD Blended Index (Comparative Benchmark)	6.83%	7.84%	7.82%	7.38%
S&P 500® Index	3.84%	3.99%	12.10%	7.42%

Average Annual Total Returns as of June 30, 20161 (including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-month	1-Year	5-Year	10-Year
JDD at Common Share NAV	5.97%	7.13%	8.92%	5.62%
JDD at Common Share Price	13.26%	12.28%	9.83%	6.09%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	28.9%
REIT Common Stocks	39.5%
Convertible Preferred Securities	1.9%
$25 Par (or similar) Retail Preferred	0.3%
$1,000 Par (or similar) Institutional Preferred	1.3%
Variable Rate Senior Loan Interests	31.4%
Corporate Bonds	0.0%
Emerging Market Debt and Foreign Corporate Bonds	35.7%
Repurchase Agreements	7.9%
Other Assets Less Liabilities	(6.2)%
Net Assets Plus Borrowings	140.7%
Borrowings	(40.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

REIT Common Stocks	26.9%
Emerging Market Debt and Foreign Corporate Bonds	24.3%
Media	3.6%
Pharmaceuticals	3.5%
Banks	2.7%
Software	2.6%
Diversified Telecommunication Services	2.4%
Insurance	2.1%
Health Care Providers & Services	1.6%
Food Products	1.5%
Food & Staples Retailing	1.3%
Semiconductors & Semiconductor Equipment	1.1%
Hotels, Restaurants & Leisure	1.1%
Repurchase Agreements	5.4%
Other	19.9%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)2

Retail	6.4%
Office	4.7%
Residential	4.7%
Specialized	4.1%
Health Care	3.0%

Country Allocation

(% of total investments)2

United States	62.8%
United Kingdom	3.0%
Germany	2.4%
Hungary	2.3%
Argentina	1.6%
Netherlands	1.4%
Switzerland	1.2%
Slovenia	1.2%
Romania	1.2%
Brazil	1.1%
Japan	1.1%
Russia	1.1%
Other	19.6%
Total	100%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2015 or for the tax years ended prior to December 31, 2006.

2	Excluding investments in derivatives.

REIT	Real Estate Investment Trust

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JDD; at this meeting the shareholders were asked to elect Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	17,154,244
Withhold	781,301
Total	17,935,545
Judith M. Stockdale
For	17,079,594
Withhold	855,951
Total	17,935,545
Carole E. Stone
For	17,126,171
Withhold	809,374
Total	17,935,545
Margaret L. Wolff
For	17,173,615
Withhold	761,930
Total	17,935,545

16	NUVEEN

JDD

Nuveen Diversified Dividend and Income Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 139.0% (94.6% of Total Investments)

	COMMON STOCKS – 28.9% (19.7% of Total Investments)

	Air Freight & Logistics – 1.4%

72,000	Deutsche Post AG, (2)	$2,028,419
12,600	United Parcel Service, Inc., Class B, (3)	1,357,272
	Total Air Freight & Logistics	3,385,691

	Airlines – 0.2%

9,400	Copa Holdings SA, Class A	491,244

	Automobiles – 0.4%

17,200	Daimler AG, Sponsored ADR, (2)	1,033,290

	Banks – 2.8%

34,400	CIT Group Inc.	1,097,704
45,300	Citigroup Inc.	1,920,267
152,330	ING Groep N.V, Sponsored ADR	1,573,569
21,700	JPMorgan Chase & Co.	1,348,438
24,400	Wells Fargo & Company, (3)	1,154,852
	Total Banks	7,094,830

	Biotechnology – 0.6%

24,000	AbbVie Inc.	1,485,840

	Capital Markets – 0.8%

85,200	Ares Capital Corporation, (3)	1,209,840
71,300	UBS Group AG, (2)	925,159
	Total Capital Markets	2,134,999

	Chemicals – 0.7%

11,600	Agrium Inc.	1,048,872
84,700	CVR Partners LP	691,999
	Total Chemicals	1,740,871

	Communications Equipment – 0.8%

40,100	Cisco Systems, Inc.	1,150,469
113,000	Ericsson, Sponsored ADR	867,840
	Total Communications Equipment	2,018,309

	Diversified Financial Services – 1.2%

151,100	Challenger Limited, (2)	987,171
244,500	Deutsche Boerse AG, ADR, (2)	1,997,565
	Total Diversified Financial Services	2,984,736

	Diversified Telecommunication Services – 1.7%

68,300	Nippon Telegraph and Telephone Corporation, ADR, (3)	3,215,564
67,500	Telefonica Brasil SA	924,571
	Total Diversified Telecommunication Services	4,140,135

	Electric Utilities – 0.5%

383,400	EDP – Energias de Portugal, S.A., (2)	1,173,805

	Electrical Equipment – 0.3%

13,900	Eaton PLC	830,247

NUVEEN	17

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing – 0.6%

14,700	CVS Health Corporation	$1,407,378

	Food Products – 0.7%

211,400	Orkla ASA, Sponsored ADR	1,873,004

	Health Care Providers & Services – 0.0%

10,108	Millennium Health LLC, (4)	27,797

	Hotels, Restaurants & Leisure – 0.3%

11,300	Cedar Fair LP	653,366

	Household Durables – 0.3%

49,200	Sekisui House, Ltd., (2)	861,594

	Industrial Conglomerates – 1.1%

28,000	General Electric Company, (3)	881,440
50,500	Philips Electronics	1,259,470
6,500	Siemens AG, (2)	667,037
	Total Industrial Conglomerates	2,807,947

	Insurance – 3.0%

10,100	Allianz AG ORD Shares, (2)	1,440,840
169,800	CGNU PLC, (2)	895,064
280,700	Legal & General Group PLC, (2)	718,619
94,200	Swiss Re AG, Sponsored ADR, (2)	2,067,690
79,200	Unum Group	2,517,769
	Total Insurance	7,639,982

	Media – 2.7%

51,400	Interpublic Group of Companies, Inc.	1,187,340
2,099	Metro-Goldwyn-Mayer, (2), (4)	163,197
46,400	National CineMedia, Inc.	718,272
64,500	ProSiebenSat.1 Media AG, ADR, (2)	670,800
127,000	RTL Group SA, ADR, (2)	1,036,739
21,300	Time Warner Inc.	1,566,402
3,958	Tribune Media Company, Class A	155,074
3,185	Tribune Media Company, (5)	—
989	Tronc, Inc., (4)	13,648
32,400	Viacom Inc., Class B	1,343,628
	Total Media	6,855,100

	Multiline Retail – 0.6%

20,800	Target Corporation, (3)	1,452,256

	Multi-Utilities – 0.9%

98,800	Veolia Environment S.A., (2)	2,133,546

	Oil, Gas & Consumable Fuels – 0.9%

10,600	Phillips 66	841,004
9	Southcross Holdings Borrower LP, (4)	3,150
23,800	Suncor Energy, Inc.	659,974
14,100	Total SA, Sponsored ADR	678,210
	Total Oil, Gas & Consumable Fuels	2,182,338

	Pharmaceuticals – 2.7%

68,500	AstraZeneca PLC, Sponsored ADR	2,068,015
74,500	GlaxoSmithKline PLC, Sponsored ADR	3,228,831
48,400	Roche Holdings AG, Sponsored ADR, (2)	1,594,780
	Total Pharmaceuticals	6,891,626

18	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 0.4%

71,600	Infineon Technologies AG, (2)	$1,036,510

	Software – 2.0%

246,734	Eagle Topco LP, (4), (5)	—
34,800	Microsoft Corporation, (3)	1,780,716
80,400	Oracle Corporation	3,290,773
	Total Software	5,071,489

	Technology Hardware, Storage & Peripherals – 0.2%

19,000	Seagate Technology	462,840

	Tobacco – 1.1%

24,600	Imperial Brands PLC, Sponsored ADR, (2)	2,686,566
	Total Common Stocks (cost $68,461,529)	72,557,336

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 39.5% (26.9% of Total Investments)

	Diversified – 1.0%

62,875	Liberty Property Trust	$2,497,395

	Health Care – 4.4%

89,725	Health Care Property Investors Inc.	3,174,470
166,525	Senior Housing Properties Trust	3,468,716
59,875	Welltower Inc.	4,560,678
	Total Health Care	11,203,864

	Hotels, Restaurants & Leisure – 2.2%

34,575	Chesapeake Lodging Trust	803,869
32,625	Hospitality Properties Trust	939,600
140,067	Host Hotels & Resorts Inc.	2,270,486
35,050	Pebblebrook Hotel Trust	920,063
25,450	RLJ Lodging Trust	545,903
	Total Hotels, Restaurants & Leisure	5,479,921

	Industrial – 2.4%

47,775	Duke Realty Corporation	1,273,682
96,998	Prologis Inc.	4,756,781
	Total Industrial	6,030,463

	Mortgage – 0.3%

40,500	PennyMac Mortgage Investment Trust	657,315

	Office – 7.0%

23,750	Alexandria Real Estate Equities Inc.	2,458,600
19,925	Boston Properties, Inc.	2,628,108
45,100	Columbia Property Trust Inc.	965,140
87,900	Douglas Emmett Inc.	3,122,207
19,950	Equity Commonwealth	581,144
85,575	Hudson Pacific Properties Inc.	2,497,079
48,000	Paramount Group Inc.	765,120
44,725	Vornado Realty Trust	4,477,866
	Total Office	17,495,264

	Residential – 6.9%

71,876	Apartment Investment & Management Company, Class A	3,174,044
21,125	AvalonBay Communities, Inc.	3,810,739
92,000	Equity Residential	6,336,960
11,250	Essex Property Trust Inc.	2,566,013

NUVEEN	19

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)				Value

	Residential (continued)

20,925	Sun Communities Inc.				$1,603,692
	Total Residential				17,491,448

	Retail – 9.4%

59,800	Brixmor Property Group Inc.				1,582,308
141,325	Developers Diversified Realty Corporation				2,563,636
143,710	General Growth Properties Inc.				4,285,432
59,125	Kimco Realty Corporation				1,855,343
23,616	Macerich Company				2,016,570
13,725	Regency Centers Corporation				1,149,194
38,935	Simon Property Group, Inc.				8,445,001
40,275	Weingarten Realty Trust				1,644,026
	Total Retail				23,541,510

	Specialized – 5.9%

8,675	Coresite Realty Corporation				769,386
51,875	CubeSmart				1,601,900
9,125	CyrusOne Inc.				507,898
18,350	Digital Realty Trust Inc.				1,999,967
10,025	Equinix Inc.				3,886,993
17,799	Public Storage, Inc.				4,549,245
15,850	Sovran Self Storage Inc.				1,662,982
	Total Specialized				14,978,371
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $67,615,529)				99,375,551

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.9% (1.3% of Total Investments)

	Diversified Telecommunication Services – 0.5%

12,647	Frontier Communications Corporation	11.125%		N/R	$1,199,189

	Pharmaceuticals – 1.4%

4,150	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	3,463,175
	Total Convertible Preferred Securities (cost $5,100,756)				4,662,364

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3% (0.2% of Total Investments)

	Consumer Finance – 0.2%

24,000	GMAC Capital Trust I	8.125%		B+	$595,680

	Wireless Telecommunication Services – 0.1%

7,955	United States Cellular Corporation	7.250%		Ba1	210,410
	Total $25 Par (or similar) Retail Preferred (cost $799,666)				806,090

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.3% (0.9% of Total Investments)

	Banks – 1.1%

$796	Bank of America Corporation	6.500%	N/A (7)	BB+	$847,740
887	Citigroup Inc.	5.950%	N/A (7)	BB+	864,182
923	Wells Fargo & Company	5.875%	N/A (7)	BBB	984,149
2,606	Total Banks				2,696,071

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Food Products – 0.2%

$630	Land O’Lakes Inc., 144A	8.000%	N/A (7)	BB	$644,175
$3,236	Total $1,000 Par (or similar) Institutional Preferred (cost $3,295,895)				3,340,246

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 31.4% (21.3% of Total Investments) (8)

	Aerospace & Defense – 0.8%

$610	B/E Aerospace, Inc., Term Loan B	3.750%	12/16/21	BB+	$613,096
1,000	Leidos Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	BBB–	1,000,626
237	Transdigm, Inc., Delayed Draw, Tranche F, Term Loan	3.750%	6/09/23	Ba2	234,400
263	Transdigm, Inc., Term Loan F	3.750%	6/09/23	Ba2	260,444
2,110	Total Aerospace & Defense				2,108,566

	Airlines – 1.2%

2,000	American Airlines, Inc., Term Loan B	3.500%	4/28/23	BB+	1,982,750
485	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	479,804
483	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	483,505
2,968	Total Airlines				2,946,059

	Automobiles – 0.9%

574	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BBB–	574,330
576	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	576,362
1,113	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	1,076,052
2,263	Total Automobiles				2,226,744

	Building Products – 0.2%

402	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	383,319

	Capital Markets – 0.2%

488	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	486,326

	Chemicals – 0.7%

199	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	199,869
781	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	772,953
840	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB+	839,828
1,820	Total Chemicals				1,812,650

	Commercial Services & Supplies – 0.8%

936	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	923,123
1,000	West Corporation, Term Loan B12 , (WI/DD)	TBD	TBD	BB	998,750
1,936	Total Commercial Services & Supplies				1,921,873

	Communications Equipment – 0.1%

269	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	Ba1	269,348

	Construction & Engineering – 0.1%

157	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BBB–	157,849

	Consumer Finance – 0.6%

1,000	First Data Corporation, Term Loan B	4.202%	7/08/22	BB	992,083
500	First Data Corporation, Term Loan B, First Lien	4.452%	3/24/21	BB	499,189
1,500	Total Consumer Finance				1,491,272

NUVEEN	21

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Containers & Packaging – 0.8%

$451	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	$448,593
1,526	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	1,529,104
1,977	Total Containers & Packaging				1,977,697

	Diversified Consumer Services – 0.6%

1,112	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB	1,113,927
451	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	451,517
1,563	Total Diversified Consumer Services				1,565,444

	Diversified Financial Services – 0.3%

748	MGM Growth Properties, Term Loan B	4.000%	4/25/23	B+	750,580

	Diversified Telecommunication Services – 1.5%

148	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	134,394
243	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB+	242,873
980	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	971,629
1,000	Verizon Communications, Inc., Term Loan, (WI/DD)	TBD	TBD	BBB+	1,000,000
340	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	339,496
370	Ziggo N.V., Term Loan B1	3.652%	1/15/22	BB–	361,852
238	Ziggo N.V., Term Loan B2	3.648%	1/15/22	BB–	233,184
392	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	383,505
3,711	Total Diversified Telecommunication Services				3,666,933

	Electric Utilities – 0.4%

1,000	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	999,688

	Electronic Equipment, Instruments & Component – 0.4%

987	Zebra Technologies Corporation, Term Loan B	4.000%	10/27/21	BB+	990,302

	Energy Equipment & Services – 0.0%

150	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	58,946

	Food & Staples Retailing – 1.3%

1,742	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	1,742,867
498	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	484,763
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,002,500
3,240	Total Food & Staples Retailing				3,230,130

	Food Products – 1.3%

821	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	822,606
2,340	US Foods, Inc., Term Loan B, (WI/DD)	TBD	TBD	B+	2,335,916
3,161	Total Food Products				3,158,522

	Health Care Equipment & Supplies – 1.4%

1,433	Acelity, Term Loan F	5.000%	8/03/18	BB–	1,429,917
738	Alere, Inc., Term Loan B	4.250%	6/20/22	Ba3	735,663
881	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	881,574
429	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	424,873
3,481	Total Health Care Equipment & Supplies				3,472,027

	Health Care Providers & Services – 2.4%

985	Acadia Healthcare, Inc., Term Loan B1	3.750%	2/11/22	BB–	967,763
784	Amsurg Corporation, Term Loan, First Lien	3.500%	7/16/21	Ba2	784,000
1	Community Health Systems, Inc., Term Loan F	3.924%	12/31/18	BB	1,000
433	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	422,100
867	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	845,931
815	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	817,314
957	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	935,318

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Health Care Providers & Services (continued)

$57	HCA, Inc., Term Loan B6, First Lien	3.710%	3/17/23	BBB–	$57,076
973	HCA, Inc., Tranche B4, Term Loan	3.381%	5/01/18	BBB–	974,600
344	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	252,605
6,216	Total Health Care Providers & Services				6,057,707

	Hotels, Restaurants & Leisure – 1.3%

1,041	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,041,480
1,809	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	1,745,225
500	YUM Brands, Term Loan B	3.192%	6/02/23	BBB–	501,719
3,350	Total Hotels, Restaurants & Leisure				3,288,424

	Household Durables – 0.3%

886	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	886,599

	Household Products – 0.1%

380	Spectrum Brands, Inc., Term Loan	3.507%	6/23/22	BB+	381,051

	Independent Power & Renewable Electricity Producers – 0.2%

500	Dynegy, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	493,625

	Internet & Catalog Retail – 0.4%

985	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	978,804

	Internet Software & Services – 0.3%

823	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	755,026

	IT Services – 0.5%

728	Vantiv, Inc., Term Loan B	3.500%	6/13/21	BBB–	730,036
500	WEX, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	498,750
1,228	Total IT Services				1,228,786

	Leisure Products – 0.6%

1,362	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,319,893
260	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	245,563
1,622	Total Leisure Products				1,565,456

	Machinery – 0.2%

462	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	458,571

	Media – 2.6%

496	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	495,935
970	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	BBB	965,605
748	Clear Channel Communications, Inc., Tranche D, Term Loan	7.210%	1/30/19	Caa1	549,651
92	Clear Channel Communications, Inc., Term Loan E	7.960%	7/30/19	Caa1	67,912
1,130	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	798,041
297	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	297,138
935	Media General, Inc., Term Loan B	4.000%	7/31/20	BB+	935,462
546	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	526,456
1,512	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,504,730
96	Yell Group PLC, Term Loan A2	5.647%	3/01/19	CCC+	336,456
646	Yell Group PLC, Term Loan B2, PIK, (5)	0.000%	3/03/24	CCC–	—
7,468	Total Media				6,477,386

	Multiline Retail – 0.5%

494	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	487,578
524	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	524,558

NUVEEN	23

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Multiline Retail (continued)

$240	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	$240,336
1,258	Total Multiline Retail				1,252,472

	Oil, Gas & Consumable Fuels – 0.4%

500	Energy Transfer Equity L.P., Term Loan, First Lien	3.250%	12/02/19	BB	484,500
205	Fieldwood Energy LLC, Term Loan, First Lien	0.000%	8/31/20	B–	171,400
139	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	39,550
353	Fieldwood Energy LLC, Term Loan, Second Lien, (WI/DD)	TBD	TBD	B–	189,041
191	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	114,724
305	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	136,785
8	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	Caa2	7,140
1,701	Total Oil, Gas & Consumable Fuels				1,143,140

	Pharmaceuticals – 1.0%

419	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	413,376
640	Grifols, Inc., Term Loan	3.460%	2/27/21	Ba1	641,093
232	Quintiles Transnational Corp., Term Loan B	3.250%	5/06/22	BBB–	232,498
1,158	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan E	4.750%	8/05/20	Ba2	1,125,222
2,449	Total Pharmaceuticals				2,412,189

	Professional Services – 0.1%

367	Nielsen Finance LLC, Dollar Term Loan B2	3.446%	4/15/21	BBB	368,038

	Real Estate Investment Trust – 0.6%

938	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB–	928,718
832	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	671,596
1,770	Total Real Estate Investment Trust				1,600,314

	Real Estate Management & Development – 0.2%

462	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	462,896

	Semiconductors & Semiconductor Equipment – 1.3%

1,496	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	1,498,017
435	Microsemi Corporation, New Term Loan	3.750%	1/16/23	BB	434,891
533	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/7/20	Baa2	534,950
719	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	719,616
3,183	Total Semiconductors & Semiconductor Equipment				3,187,474

	Software – 1.9%

471	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	421,093
980	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	11/28/22	BB+	982,115
789	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	781,356
949	Emdeon Business Services LLC, Term Loan B2	3.750%	11/2/18	Ba3	949,392
751	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	733,111
720	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	720,470
98	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	98,585
4,758	Total Software				4,686,122

	Specialty Retail – 1.4%

559	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB	558,779
1,646	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,627,831
948	Petco Animal Supplies, Inc. Term Loan B1	5.000%	1/26/23	B1	945,870
446	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	444,412
3,599	Total Specialty Retail				3,576,892

24	NUVEEN

Principal Amount (000)		Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

		Technology Hardware, Storage & Peripherals – 0.7%

$818		Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	$816,365
1,000		Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	1,005,625
1,818		Total Technology Hardware, Storage & Peripherals				1,821,990

		Trading Companies & Distributors – 0.2%

618		HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	617,784

		Wireless Telecommunication Services – 0.6%

448		T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	449,744
1,000		UPC Broadband Holding BV, Term Loan AH	3.344%	6/30/21	BB	977,396
1,448		Total Wireless Telecommunication Services				1,427,140
$81,282		Total Variable Rate Senior Loan Interests (cost $80,926,092)				78,802,161

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 0.0% (0.0% of Total Investments)

		Media – 0.0%

$132		Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	$100,320
$132		Total Corporate Bonds (cost $116,866)				100,320

Principal Amount (000)(10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 35.7% (24.3% of Total Investments)

		Argentina – 2.5%

$345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	B	$383,813
310		City of Buenos Aires, Argentina, 144A	7.500%	6/01/27	B	321,625
160		Province of Buenos Aires, 144A	9.950%	6/09/21	B–	178,849
210		Province of Buenos Aires, 144A	9.125%	3/16/24	B–	231,000
300		Province of Buenos Aires, Reg S	10.875%	1/26/21	B–	338,250
150		Province of Buenos Aires, Reg S	9.950%	6/09/21	B–	167,625
150		Province of Salta, 144A, (WI/DD)	9.125%	7/07/24	B	149,918
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B–	171,428
885		Republic of Argentina	7.000%	4/17/17	N/R	920,400
200	EUR	Republic of Argentina	7.820%	12/31/33	N/R	227,030
595		Republic of Argentina	2.500%	12/31/38	N/R	401,625
96	EUR	Republic of Argentina, (11)	7.820%	12/31/33	N/R	108,247
21		Republic of Argentina, (11)	8.280%	12/31/33	N/R	23,134
150		Republic of Argentina, 144A	6.250%	4/22/19	B	156,375
624		Republic of Argentina, 144A	6.875%	4/22/21	B	666,120
920		Republic of Argentina, 144A	7.500%	4/22/26	B	997,280
150		Republic of Argentina, 144A	6.625%	7/06/28	B	150,000
350		Republic of Argentina, 144A	7.125%	7/06/36	B	350,000
351		YPF Sociedad Anonima, 144A	8.750%	4/04/24	B	376,448
		Total Argentina				6,319,167

		Azerbaijan – 0.8%

1,110		Azerbaijan Government International Bond, Reg S	4.750%	3/18/24	Ba1	1,122,639
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	Ba1	470,640
200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	Ba1	215,500
260		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	Ba1	279,964
		Total Azerbaijan				2,088,743

		Angola – 0.2%

630		Republic of Angola, Reg S	9.500%	11/12/25	B1	623,759

NUVEEN	25

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Brazil – 1.7%

$575		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BB	$531,703
600		Federative Republic of Brazil	6.000%	1/17/17	BB	615,600
204		Federative Republic of Brazil	8.000%	1/15/18	BB	214,462
360		Federative Republic of Brazil	2.625%	1/05/23	BB	328,140
860		Federative Republic of Brazil	6.000%	4/07/26	BB	930,950
220		Federative Republic of Brazil	8.250%	1/20/34	BB	268,950
560		Petrobras Global Finance BV	4.875%	3/17/20	BB	525,000
200		Petrobras Global Finance BV	8.375%	5/23/21	BB	206,400
265		Petrobras International Finance Company	5.750%	1/20/20	BB	255,646
445		Petrobras International Finance Company	6.750%	1/27/41	BB	357,113
		Total Brazil				4,233,964

		Bulgaria – 0.8%

1,275		Republic of Bulgaria	2.950%	9/03/24	Baa2	1,480,874
635	EUR	Republic of Bulgaria, Reg S	3.125%	3/26/35	Baa2	654,142
		Total Bulgaria				2,135,016

		Cameroon – 0.2%

510		Republic of Cameroon, 144A	9.500%	11/19/25	B	515,202

		Chile – 0.1%

225		Empresa Nacional del Petroleo, Reg S	6.250%	7/08/19	A	247,166

		China – 0.2%

450		Sinopec Group Overseas Development 2016 Limited, 144A	3.500%	5/03/26	Aa3	460,203

		Colombia – 0.5%

390		EcoPetrol SA	5.875%	9/18/23	BBB	401,700
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	149,317
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	70,460
405		Republic of Colombia	10.375%	1/28/33	BBB	607,500
15		Republic of Colombia	7.375%	9/18/37	BBB	19,538
		Total Colombia				1,248,515

		Cote d’Ivoire (Ivory Coast) – 1.1%

950		Ivory Coast Republic, 144A	5.375%	7/23/24	Ba3	890,815
255		Ivory Coast Republic, 144A	6.375%	3/03/28	Ba3	246,725
565		Ivory Coast Republic, Reg S	5.375%	7/23/24	Ba3	529,836
750		Ivory Coast Republic, Reg S	6.375%	3/03/28	Ba3	725,445
370		Ivory Coast Republic, Reg S	5.750%	12/31/32	B+	344,174
		Total Cote d’Ivoire (Ivory Coast)				2,736,995

		Croatia – 1.5%

280		Republic of Croatia, 144A	6.250%	4/27/17	BB	289,087
975		Republic of Croatia, Reg S	6.750%	11/05/19	BB	1,061,677
735		Republic of Croatia, Reg S	6.625%	7/14/20	BB	801,885
510		Republic of Croatia, Reg S	6.375%	3/24/21	BB	556,171
970		Republic of Croatia, Reg S	5.500%	4/04/23	BB	1,026,337
		Total Croatia				3,735,157

		Dominican Republic – 2.2%

335		Dominican Republic, 144A	6.600%	1/28/24	BB–	363,475
685		Dominican Republic, 144A	5.500%	1/27/25	BB–	696,988
649		Dominican Republic, 144A	6.875%	1/29/26	BB–	717,145
81		Dominican Republic, Reg S	9.040%	1/23/18	BB–	84,399
1,007		Dominican Republic, Reg S	7.500%	5/06/21	BB–	1,118,776
155		Dominican Republic, Reg S	6.600%	1/28/24	BB–	168,175
165		Dominican Republic, Reg S	5.875%	4/18/24	BB–	172,425
405		Dominican Republic, Reg S	5.500%	1/27/25	BB–	412,088
1,675		Dominican Republic, Reg S	7.450%	4/30/44	BB–	1,842,500
		Total Dominican Republic				5,575,971

26	NUVEEN

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		El Salvador – 0.5%

$75		Republic of El Salvador, 144A	6.375%	1/18/27	Ba3	$67,875
165		Republic of El Salvador, Reg S	7.375%	12/01/19	Ba3	165,413
646		Republic of El Salvador, Reg S	7.750%	1/24/23	Ba3	654,075
80		Republic of El Salvador, Reg S	5.875%	1/30/25	Ba3	71,600
200		Republic of El Salvador, Reg S	6.375%	1/18/27	Ba3	181,000
45		Republic of El Salvador, Reg S	8.250%	4/10/32	Ba3	43,313
75		Republic of El Salvador, Reg S	7.625%	9/21/34	Ba3	74,813
53		Republic of El Salvador, Reg S	7.650%	6/15/35	Ba3	47,170
		Total El Salvador				1,305,259

		Gabon – 0.1%

365		Republic of Gabon, Reg S	6.375%	12/12/24	B+	315,287

		Ghana – 0.3%

765		Republic of Ghana, 144A	10.750%	10/14/30	BB–	805,928

		Guatemala – 0.1%

286		Republic of Guatemala, 144A	4.500%	5/03/26	Ba1	291,005

		Hungary – 3.4%

1,051		Republic of Hungary, Government Bond	6.250%	1/29/20	BBB–	1,165,509
3,426		Republic of Hungary, Government Bond	6.375%	3/29/21	BBB–	3,900,061
2,424		Republic of Hungary, Government Bond	5.375%	2/21/23	BBB–	2,686,543
196		Republic of Hungary, Government Bond	5.750%	11/22/23	BBB–	223,126
202		Republic of Hungary, Government Bond	5.375%	3/25/24	BBB–	225,634
196		Republic of Hungary, Government Bond	7.625%	3/29/41	BBB–	284,200
		Total Hungary				8,485,073

		Iceland – 0.2%

330		Republic of Iceland, Reg S	5.875%	5/11/22	BBB+	385,236

		Indonesia – 1.3%

510		Republic of Indonesia, Reg S	5.875%	1/15/24	Baa3	589,799
705		Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	1,006,036
814		Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	1,104,610
400		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	457,000
		Total Indonesia				3,157,445

		Ireland – 0.1%

200		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	BBB–	214,522

		Israel – 0.2%

350		Israel Electric Corporation Limited, 144A, Reg S	5.000%	11/12/24	BBB–	373,625

		Jamaica – 0.2%

200		Jamaica Government	7.625%	7/09/25	B	223,000
230		Jamaica Government	6.750%	4/28/28	B	244,375
		Total Jamaica				467,375

		Kazakhstan – 0.2%

330		Kazakhstan Development Bank, Reg S	6.500%	6/03/20	BBB–	349,638
220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB–	200,772
		Total Kazakhstan				550,410

		Kenya – 0.1%

200		Republic of Kenya, Reg S	6.875%	6/24/24	B+	183,796

		Lithuania – 0.8%

175		Republic of Lithuania, 144A	7.375%	2/11/20	A–	206,500

NUVEEN	27

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Lithuania (continued)

$145		Republic of Lithuania, 144A	6.125%	3/09/21	A–	$168,853
555		Republic of Lithuania, Reg S	7.375%	2/11/20	A–	654,779
940		Republic of Lithuania, Reg S	6.125%	3/09/21	A–	1,094,517
		Total Lithuania				2,124,649

		Luxembourg – 0.1%

195		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	225,013

		Mexico – 2.0%

200		Comision Federal de Electricidad of the United States of Mexico, Reg S	4.875%	1/15/24	BBB+	210,000
640		Grupo Televisa SAB	6.125%	1/31/46	BBB+	706,733
1,553	MXN	Mexican Udibonds Bonds	4.500%	12/04/25	A	97,317
1,015	MXN	Mexican Udibonds Bonds	4.500%	11/22/35	A	64,509
535		Mexichem SAB de CV, Reg S	5.875%	9/17/44	BBB	492,200
6,297	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	442,527
370		Petroleos Mexicanos	4.875%	1/18/24	BBB+	375,273
1,245		Petroleos Mexicanos	5.500%	6/27/44	BBB+	1,128,531
175		Petroleos Mexicanos, 144A	6.875%	8/04/26	BBB+	195,650
1,115		Petroleos Mexicanos, Reg S	6.875%	8/04/26	BBB+	1,246,570
		Total Mexico				4,959,310

		Mongolia – 0.3%

325		Mongolia Government International Bond, 144A	10.875%	4/06/21	B	341,142
235		Mongolia Government International Bond, Reg S	10.875%	4/06/21	B	246,672
200		Mongolia Government International Bond, Reg S	5.125%	12/05/22	B	163,881
		Total Mongolia				751,695

		Morocco – 1.1%

215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB–	225,194
875		Kingdom of Morocco, Reg S	4.250%	12/11/22	BBB–	916,738
305		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	329,400
560		Office Cherifien Des Phosphates SA, Reg S	5.625%	4/25/24	BBB–	592,451
295		Office Cherifien Des Phosphates SA, Reg S	4.500%	10/22/25	BBB–	287,653
440		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	460,979
		Total Morocco				2,812,415

		Netherlands – 0.3%

515		Majapahit Holdings BV, Reg S	7.875%	6/28/37	Baa3	647,613

		Oman – 0.3%

460		Oman Government International Bond, 144A	3.625%	6/15/21	Baa1	462,990
230		Oman Government International Bond, 144A	4.750%	6/15/26	Baa1	227,621
		Total Oman				690,611

		Pakistan – 0.2%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B	288,814
250		Islamic Republic of Pakistan, 144A	8.250%	4/15/24	B	262,934
		Total Pakistan				551,748

		Paraguay – 0.1%

315		Republic of Paraguay, Reg S	6.100%	8/11/44	Ba1	339,019

		Panama – 1.2%

285		Republic of Panama	3.875%	3/17/28	BBB	302,100
1,416		Republic of Panama	9.375%	4/01/29	BBB	2,166,479
440		Republic of Panama	6.700%	1/26/36	BBB	586,300
		Total Panama				3,054,879

28	NUVEEN

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Peru – 0.2%

1,195	PEN	Republic of Peru	6.950%	8/12/31	A–	$387,993
$138		Republic of Peru	8.750%	11/21/33	A3	217,350
		Total Peru				605,343

		Poland – 0.3%

185		Republic of Poland	6.375%	7/15/19	A2	209,605
95		Republic of Poland	5.000%	3/23/22	A2	106,847
335		Republic of Poland	3.250%	4/06/26	A2	341,511
		Total Poland				657,963

		Qatar – 0.4%

550		State of Qatar, 144A	2.375%	6/02/21	AA	555,940
355		State of Qatar, 144A	4.625%	6/02/46	AA	385,947
		Total Qatar				941,887

		Romania – 1.7%

390		Republic of Romania, 144A	6.750%	2/07/22	BBB–	461,721
400	EUR	Republic of Romania, 144A	3.875%	10/29/35	BBB–	459,964
742		Republic of Romania, Reg S	6.750%	2/07/22	BBB–	878,454
198		Republic of Romania, Reg S	4.375%	8/22/23	BBB–	211,860
210	EUR	Republic of Romania, Reg S	3.625%	4/24/24	BBB–	257,111
60	EUR	Republic of Romania, Reg S	2.875%	10/28/24	BBB–	69,398
445	EUR	Republic of Romania, Reg S	2.750%	10/29/25	BBB–	505,163
1,295	EUR	Republic of Romania, Reg S	3.875%	10/29/35	BBB–	1,489,132
		Total Romania				4,332,803

		Russia – 1.6%

235		Gazprom Neft OAO Via GPN Capital SA, Reg S	6.000%	11/27/23	BBB–	251,116
575		Rosneft International Finance	4.199%	3/06/22	BB+	571,861
1,600		Russian Federation, Reg S	5.000%	4/29/20	BBB–	1,724,095
200		Russian Federation, Reg S	4.875%	9/16/23	BBB–	218,284
430		Russian Federation, Reg S	12.750%	6/24/28	BBB–	753,154
400		Russian Federation, Reg S	5.875%	9/16/43	BBB–	467,016
		Total Russia				3,985,526

		Senegal – 0.1%

200		Republic of Senegal, Reg S	8.750%	5/13/21	B+	218,631

		Serbia – 0.2%

505		Republic of Serbia, Reg S	5.250%	11/21/17	BB–	522,101

		Slovenia – 1.8%

1,810		Republic of Slovenia, 144A	5.850%	5/10/23	A	2,102,224
385		Republic of Slovenia, 144A	5.250%	2/18/24	A	433,606
200		Republic of Slovenia, Reg S	5.500%	10/26/22	A	227,106
1,475		Republic of Slovenia, Reg S	5.850%	5/10/23	A	1,713,243
		Total Slovenia				4,476,179

		South Africa – 0.5%

270		Eskom Holdings Limited, Reg S	6.750%	8/06/23	BB+	267,570
855		Republic of South Africa	5.875%	9/16/25	Baa2	952,043
		Total South Africa				1,219,613

		Sri Lanka – 0.8%

720		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	733,375
505		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	491,925
310		Republic of Sri Lanka, Reg S	6.250%	7/27/21	B+	311,790
200		Republic of Sri Lanka, Reg S	5.875%	7/25/22	B+	193,869
400		Republic of Sri Lanka, Reg S	6.850%	11/03/25	B+	389,643
		Total Sri Lanka				2,120,602

NUVEEN	29

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Tunisia – 0.1%

$225		Banque de Tunisie, Reg S	5.750%	1/30/25	Ba3	$203,198

		Turkey – 0.5%

500		Republic of Turkey, Government Bond	4.875%	4/16/43	Baa3	488,125
600		Republic of Turkey, Government Bond	6.625%	2/17/45	Baa3	728,651
		Total Turkey				1,216,776

		Ukraine – 1.1%

273		Republic of Ukraine, 144A	7.750%	9/01/20	B–	266,912
242		Republic of Ukraine, 144A	7.750%	9/01/21	B–	235,393
103		Republic of Ukraine, 144A	7.750%	9/01/22	B–	99,575
103		Republic of Ukraine, 144A	7.750%	9/01/23	B–	99,158
103		Republic of Ukraine, 144A	7.750%	9/01/24	B–	98,597
103		Republic of Ukraine, 144A	7.750%	9/01/25	B–	98,128
200		Republic of Ukraine, 144A	7.750%	9/01/27	B–	189,040
228		Republic of Ukraine, 144A	0.000%	5/31/40	B–	73,861
450		Republic of Ukraine, Reg S	7.750%	9/01/19	B–	443,577
105		Republic of Ukraine, Reg S	7.750%	9/01/23	B–	101,106
215		Republic of Ukraine, Reg S	7.750%	9/01/26	B–	203,781
550		State Savings Bank of Ukraine, Reg S	9.625%	3/20/25	CCC	521,606
235		The State Export–Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	9.750%	1/22/25	CCC	224,096
		Total Ukraine				2,654,830

		Uruguay – 0.7%

860		Republic of Uruguay	8.000%	11/18/22	BBB	1,087,900
120		Republic of Uruguay	7.625%	3/21/36	BBB	162,750
611		Republic of Uruguay	5.100%	6/18/50	BBB	611,000
		Total Uruguay				1,861,650

		Venezuela – 0.7%

50		Petroleos de Venezuela S.A, Reg S	5.250%	4/12/17	CCC	31,370
43		Petroleos de Venezuela S.A, Reg S	8.500%	11/02/17	CCC	30,313
235		Petroleos de Venezuela S.A, Reg S	6.000%	5/16/24	CCC	83,108
2,692		Petroleos de Venezuela S.A, Reg S	6.000%	11/15/26	CCC	938,613
55		Republic of Venezuela, Reg S	7.750%	10/13/19	CCC	24,613
305		Republic of Venezuela, Reg S	9.000%	5/07/23	CCC	130,006
500		Republic of Venezuela, Reg S	8.250%	10/13/24	CCC	208,750
710		Republic of Venezuela, Reg S	9.250%	5/07/28	CCC	305,300
		Total Venezuela				1,752,073

		Vietnam – 0.1%

255		Socialist Republic of Vietnam, Reg S	4.800%	11/19/24	BB–	262,398
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $86,682,937)				89,643,344
		Total Long-Term Investments (cost $312,999,270)				349,287,412

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 7.9% (5.4% of Total Investments)

		REPURCHASE AGREEMENTS – 7.9% (5.4% of Total Investments)

$9,672		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $9,671,892, collateralized by $9,555,000 U.S. Treasury Notes, 1.625%, due 7/31/20, value $9,865,538	0.030%	7/01/16		$9,671,884

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	REPURCHASE AGREEMENTS (continued)

$10,275	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $10,275,241, collateralized by $9,885,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $10,490,456	0.030%	7/01/16	$10,275,232
$19,947	Total Short-Term Investments (cost $19,947,116)			19,947,116
	Total Investments (cost $332,946,386) – 146.9%			369,234,528
	Borrowings – (40.7)% (12), (13)			(102,400,000)
	Other Assets Less Liabilities – (6.2)% (14)			(15,540,304)
	Net Assets Applicable to Common Shares – 100%			$251,294,224

Investments in Derivatives as of June 30, 2016

Options Written

Number of Contracts	Description	Notional Amount (15)	Expiration Date	Strike Price	Value
(145)	The Interpublic Group of Companies, Inc.	$(362,500)	7/15/16	$25.0	$(2,175)
(265)	National CineMedia Inc.	(463,750)	12/16/16	17.5	(9,275)
(410)	Total Options Written (premiums received $11,748)	$(826,250)			$(11,450)

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A	U.S. Dollar	246,953	Euro	219,000	9/21/16	$(3,230)
Commonwealth Bank of Australia	Euro	7,104,000	U.S. Dollar	8,066,450	9/21/16	160,464
Crédit Agricole Corporate and Investment Bank	Peruvian Nuevo Sol	544,000	U.S. Dollar	162,291	9/21/16	(1,784)
HSBC Bank USA, N.A.	Euro	178,000	U.S. Dollar	201,047	9/21/16	2,952
HSBC Bank USA, N.A.	U.S. Dollar	121,227	Euro	110,000	9/21/16	1,192
JPMorgan Chase Bank, N.A.	Euro	30,000	U.S. Dollar	34,068	9/21/16	681
JPMorgan Chase Bank, N.A.	Euro	70,000	U.S. Dollar	79,919	9/21/16	2,017
JPMorgan Chase Bank, N.A.	U.S. Dollar	1,411,715	Euro	1,268,000	9/21/16	(568)
Morgan Stanley & Co. LLC	U.S. Dollar	491,998	Euro	440,000	9/21/16	(2,326)
Royal Bank of Canada	Mexican Peso	10,783,000	U.S. Dollar	584,049	9/21/16	(1,205)
Standard Chartered Bank	Colombian Peso	555,117,000	U.S. Dollar	184,164	9/21/16	(2,823)
Standard Chartered Bank	Peruvian Nuevo Sol	544,000	U.S. Dollar	162,364	9/21/16	(1,712)
State Street Bank and Trust	Euro	65,000	U.S. Dollar	72,490	9/21/16	152
UBS AG	Euro	361,000	U.S. Dollar	407,685	9/21/16	5,930
UBS AG	U.S. Dollar	173,915	Euro	154,000	9/21/16	(2,530)
UBS AG	U.S. Dollar	936,460	Euro	842,000	9/21/16	595
						$157,805

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Eurex Euro-Bobl	Short	(2)	9/16	$(296,525)	$(65)	$(2,422)
Eurex Euro-Bund	Short	(11)	9/16	(2,040,075)	(27,435)	(27,435)
Eurex Euro-Buxl	Short	(8)	9/16	(1,741,508)	(8,641)	(129,626)
U.S. Treasury 5-Year Note	Short	(6)	9/16	(732,985)	(469)	(2,692)
U.S. Treasury Long Bond	Short	(1)	9/16	(172,344)	656	(3,158)
		(28)		$(4,983,437)	$(35,954)	$(165,333)

NUVEEN	31

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$30,450,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(281,009)	$(1,176,644)
JPMorgan Chase Bank, N.A.	30,450,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(555,672)	(2,134,226)
	$60,900,000								$836,681	$(3,310,870)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(12)	Borrowings as a percentage of Total Investments is 27.7%.

(13)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets lass liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(15)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(16)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

COP	Colombian Peso

EUR	Euro

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

32	NUVEEN

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $312,999,270)	$349,287,412
Short-term investments, at value (cost approximates value)	19,947,116
Cash denominated in foreign currencies (cost $94,623)	94,840
Cash	213,716
Cash collateral at brokers(1)	179,198
Interest rate swaps premiums paid	698,982
Unrealized appreciation on forward foreign currency exchange contracts, net	170,885
Receivable for:
Dividends	488,970
Interest	1,763,730
Investments sold	6,355,399
Options sold	8,999
Reclaims	81,960
Variation margin on futures contracts	656
Other assets	185,152
Total assets	379,477,015
Liabilities
Borrowings	102,400,000
Options written, at value (premiums received $11,748)	11,450
Due to broker	210,282
Unrealized depreciation on:
Forward foreign currency exchange contracts	13,080
Interest rate swaps	3,310,870
Payable for:
Dividends	5,266,515
Investments purchased	16,335,090
Variation margin on futures contracts	36,610
Accrued expenses:
Management fees	248,888
Interest on borrowings	106,891
Trustees fees	62,273
Other	180,842
Total liabilities	128,182,791
Net assets applicable to common shares	$251,294,224
Common shares outstanding	19,741,933
Net asset value (“NAV”) per common share outstanding	$12.73
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,419
Paid-in surplus	217,485,596
Undistributed (Over-distribution of) net investment income	(5,669,057)
Accumulated net realized gain (loss)	6,306,779
Net unrealized appreciation (depreciation)	32,973,487
Net assets applicable to common shares	$251,294,224
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	33

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $152,746)	$3,717,998
Interest	4,500,236
Total investment income	8,218,234
Expenses
Management fees	1,498,223
Interest expense on borrowings	725,612
Custodian fees	132,940
Trustees fees	4,943
Professional fees	27,561
Shareholder reporting expenses	33,776
Shareholder servicing agent fees	597
Stock exchange listing fees	3,895
Investor relations expense	32,922
Other	12,456
Total expenses	2,472,925
Net investment income (loss)	5,745,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,378,331
Forward foreign currency exchange contracts	(143,454)
Futures contracts	(485,314)
Options written	98,954
Swaps	(36,636)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	970,764
Forward foreign currency exchange contracts	121,010
Futures contracts	(223,895)
Options written	(37,713)
Swaps	(2,110,142)
Net realized and unrealized gain (loss)	8,531,905
Net increase (decrease) in net assets applicable to common shares from operations	$14,277,214

See accompanying notes to financial statements.

34	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$5,745,309	$9,068,445
Net realized gain (loss) from:
Investments and foreign currency	10,378,331	10,821,234
Forward foreign currency exchange contracts	(143,454)	583,334
Futures contracts	(485,314)	28,559
Options purchased	—	(588)
Options written	98,954	123,452
Swaps	(36,636)	(6,244)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	970,764	(18,533,453)
Forward foreign currency exchange contracts	121,010	(28,039)
Futures contracts	(223,895)	58,562
Options written	(37,713)	43,605
Swaps	(2,110,142)	(1,365,931)
Net increase (decrease) in net assets applicable to common shares from operations	14,277,214	792,936
Distributions to Common Shareholders
From and in excess of net investment income	(10,660,644)	—
From net investment income	—	(16,958,161)
From accumulated net realized gains	—	(3,042,853)
Return of capital	—	(1,488,538)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,660,644)	(21,489,552)
Capital Share Transactions
Cost of common shares repurchased and retired	(1,025,370)	(927,934)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,025,370)	(927,934)
Net increase (decrease) in net assets applicable to common shares	2,591,200	(21,624,550)
Net assets applicable to common shares at the beginning of period	248,703,024	270,327,574
Net assets applicable to common shares at the end of period	$251,294,224	$248,703,024
Undistributed (Over-distribution of) net investment income at the end of period	$(5,669,057)	$(753,722)

See accompanying notes to financial statements.

NUVEEN	35

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$14,277,214
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(150,307,630)
Proceeds from sales and maturities of investments	159,728,762
Proceeds from (Purchases of) short-term investments, net	(1,120,565)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(94,623)
Proceeds from (Payments for) closed foreign currency spot contracts	(80,116)
Proceeds from (Payments for) swap contracts, net	(36,636)
Premiums received (paid) for interest rate swaps	(334,935)
Premiums received for options written	41,913
Cash paid for terminated options written	(191,147)
Capital gain and return of capital distributions from investments	419,025
Amortization (Accretion) of premiums and discounts, net	153,410
(Increase) Decrease in:
Cash collateral at brokers	(140,619)
Due from broker	58,931
Receivable for dividends	108,223
Receivable for interest	(180,036)
Receivable for investments sold	(5,023,606)
Receivable for options sold	(8,999)
Receivable for reclaims	(39,398)
Receivable for variation margin on futures contracts	(656)
Other assets	(69,457)
Increase (Decrease) in:
Due to broker	210,282
Payable for investments purchased	12,666,008
Payable for variation margin on futures contracts	36,265
Accrued management fees	(19,894)
Accrued interest on borrowings	(9,363)
Accrued trustees fees	(1,527)
Accrued other expenses	33,876
Net realized (gain) loss from:
Investments and foreign currency	(10,378,331)
Options written	(98,954)
Swaps	36,636
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(970,764)
Forward foreign currency exchange contracts	(121,010)
Options written	37,713
Swaps	2,110,142
Net cash provided by (used in) operating activities	20,690,134
Cash Flows from Financing Activities:
Proceeds from borrowings	400,000
Repayment of borrowings	(14,500,000)
Increase (Decrease) in cash overdraft denominated in foreign currencies, net	(4,913)
Cash distributions paid to common shareholders	(5,394,129)
Cost of common shares repurchased and retired	(1,025,370)
Net cash provided by (used in) financing activities	(20,524,412)
Net Increase (Decrease) in Cash	165,722
Cash at the beginning of period	47,994
Cash at the end of period	$213,716

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$662,226

See accompanying notes to financial statements.

36	NUVEEN

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NUVEEN	37

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2016(f)	$12.53	$0.29	$0.44	$0.73	$(0.54)**	$—	$—	$(0.54)	$0.01		$12.73	$11.70
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27
2012	11.37	0.45	1.61	2.06	(0.96)	—	(0.04)	(1.00)	—		12.43	11.60
2011	12.25	0.44	(0.32)	0.12	(1.00)	—	—	(1.00)	—	*	11.37	10.26

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016(f)	$102,400	$3,454
2015	116,500	3,135
2014	116,500	3,320
2013	116,000	3,206
2012	107,800	3,299
2011	97,800	3,318

38	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.97%	13.26%	$251,294	2.03	%***	4.73	%***	N/A	N/A	43%
0.39	1.24	248,703	1.91		3.43		N/A	N/A	49
13.97	13.82	270,328	1.84		3.56		N/A	N/A	50
11.63	5.63	255,916	1.90		3.35		N/A	N/A	54
18.45	22.99	247,826	1.95		3.72		N/A	N/A	50
1.08	3.33	226,702	1.81		3.61		1.73%	3.69%	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2016(f)	0.60	%***
2015	0.47
2014	0.41
2013	0.47
2012	0.53
2011	0.44

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2016.
*	Rounds to less than $0.01 per share.
**	Represents distributions paid “from and in excess of net investment income” for the six months ended June 30, 2016 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate securities (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$7,477,479

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

40	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last trade price, and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold

42	NUVEEN

without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$48,438,945	$24,118,391	**	$—	***	$72,557,336
Real Estate Investment Trust (REIT) Common Stocks	99,375,551	—		—		99,375,551
Convertible Preferred Securities	1,199,189	3,463,175	**	—		4,662,364
$25 Par (or similar) Retail Preferred	806,090	—		—		806,090
$1,000 Par (or similar) Institutional Preferred	—	3,340,246		—		3,340,246
Variable Rate Senior Loan Interests	—	78,802,161		—	***	78,802,161
Corporate Bonds	—	100,320		—		100,320
Emerging Market Debt and Foreign Corporate Bonds	—	89,643,344		—		89,643,344

Short-Term Investments:
Repurchase Agreements	—	19,947,116		—		19,947,116

Investments in Derivatives:
Options Written	(11,450)	—		—		(11,450)
Forward Foreign Currency Exchange Contracts****	—	157,805		—		157,805
Futures Contracts****	(165,333)	—		—		(165,333)
Interest Rate Swaps****	—	(3,310,870)		—		(3,310,870)
Total	$149,642,992	$216,261,688		$—		$365,904,680
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$11,036,368	3.0%
Germany	8,678,756	2.4
Hungary	8,485,075	2.3
Argentina	5,763,925	1.6
Netherlands	5,178,809	1.4
Switzerland	4,587,629	1.2
Slovenia	4,476,180	1.2
Romania	4,332,803	1.2
Brazil	4,233,963	1.1
Japan	4,077,158	1.1
Russia	3,985,526	1.1
Other	72,398,022	19.6
Total non-U.S. securities	$137,234,214	37.2%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

44	NUVEEN

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$19,947,116	$(19,947,116)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

NUVEEN	45

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$10,599,961
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$173,983	—	$—

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(3,098)	Unrealized depreciation on forward foreign currency exchange contracts	(13,080)
Total			$170,885		$(13,080)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A	$—	$(3,230)	$—	$(3,230)	$—	$(3,230)
Commonwealth Bank of Australia	160,464	—	—	160,464	—	160,464
Crédit Agricole Corporate and Investment Bank	—	(1,784)	—	(1,784)	—	(1,784)
HSBC Bank USA, N.A.	4,144	—	—	4,144	—	4,144
JPMorgan Chase Bank, N.A.	2,698	(568)	(568)	2,130	—	2,130
Morgan Stanley & Co. LLC	—	(2,326)	—	(2,326)	—	(2,326)
Royal Bank of Canada	—	(1,205)	—	(1,205)	—	(1,205)
Standard Chartered Bank	—	(4,535)	—	(4,535)	—	(4,535)
State Street Bank and Trust	152	—	—	152	—	152
UBS AG	6,525	(2,530)	(2,530)	3,995	—	3,995
Total	$173,983	$(16,178)	$(3,098)	$157,805	$—	$157,805
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(143,454)	$121,010

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

46	NUVEEN

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$4,128,596
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(3,158)	Payable for variation margin on futures contracts*	$(162,175)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(485,314)	$(223,895)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and

NUVEEN	47

Notes to Financial Statements (Unaudited) (continued)

Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$60,900,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(3,310,870)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflect in the cumulative unrealized appreciation (depreciation) present above.

The following table presents the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(3,310,870)	$—	$(3,310,870)	$2,561,634	$(749,236)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(36,636)	$(2,110,142)

48	NUVEEN

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Average notional amount of outstanding options written*	$(1,465,150)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(11,450)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Price	Options written	$98,954	$(37,713)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	49

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/16	Year Ended 12/31/15
Common shares repurchased and retired	(104,500)	(85,500)
Weighted average common share:
Price per share repurchased and retired	$9.79	$10.83
Discount per share repurchased and retired	16.56%	15.60%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $150,307,630 and $159,728,762, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	511	$71,964
Options written	685	41,913
Options terminated in closing purchase transactions	(138)	(16,554)
Options exercised	(104)	(9,936)
Options expired	(544)	(75,639)
Options outstanding, end of period	410	$11,748

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$337,001,236
Gross unrealized:
Appreciation	$46,444,895
Depreciation	(14,211,603)
Net unrealized appreciation (depreciation) of investments	$32,233,292

50	NUVEEN

Permanent differences, primarily due to tax basis earnings and profits adjustments, treatment of notional principal contracts, foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2015, the Fund’s last tax year end, as follows:

Paid-in surplus	$(7,926,899)
Undistributed (Over-distribution of) net investment income	8,177,528
Accumulated net realized gain (loss)	(250,629)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$16,958,161
Distributions from net long-term capital gains	3,042,853
Return of capital	1,488,538
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

During the Fund’s last tax year ended December 31, 2015, the Fund utilized $7,926,899 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

NUVEEN	51

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee for the Fund was 0.1614%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into borrowings arrangements as a means of leverage.

The Fund has entered into a $125 million (maximum commitment amount) senior committed secured 364-day revolving line of credit, renewable annually, with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $102.4 million.

During June 2016, the Fund renewed these Borrowings with its custodian bank through May 2017 (the “Renewal Date”).

Prior to the Renewal Date, interest was charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) rate plus 0.80% or (b) the Federal Funds rate plus 0.80%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings through the Renewal Date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also accrued a 0.10% per annum arrangement fee based on the maximum commitment amount of the Borrowings.

52	NUVEEN

Effective on the Renewal Date, Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.85% or (b) the Federal Funds rate plus 0.85%. The Fund also incurred a one-time 0.10% upfront fee based on the maximum commitment amount of the Borrowings through the Renewal Date. All other terms remained unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $104.4 million and 1.40%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

NUVEEN	53

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	104,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

54	NUVEEN

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■	Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

NUVEEN	55

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

56	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Wellington Management Company LLP (“Wellington”), (b) the Adviser and NWQ Investment Management Company, LLC (“NWQ”), (c) the Adviser and Symphony Asset Management LLC (“Symphony”) and (d) the Adviser and Security Capital Research & Management Incorporated (“Security Capital” and, together with Wellington, NWQ and Symphony, the “Sub-Advisers”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreements and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	57

Annual Investment Management Agreement Approval Process (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

58	NUVEEN

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The

NUVEEN	59

Annual Investment Management Agreement Approval Process (continued)

Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund performed in the third quartile in the one-, three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance was satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee that was slightly higher than the peer average and a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

60	NUVEEN

The Board recognized that the Fund had two affiliated sub-advisers (i.e., NWQ and Symphony) and two unaffiliated sub-advisers (i.e., Security Capital and Wellington). With respect to affiliated sub-advisers (including NWQ and Symphony), the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to Symphony, such other clients included equity and taxable fixed-income hedge funds, and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had sub-advisers, its management fee reflected two components, the fee retained by the Adviser for its services and the fees the Adviser paid to the Sub-Advisers. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

With respect to Security Capital, an unaffiliated Sub-Adviser, the Independent Board Members considered the fee rates that such Sub-Adviser charges for other clients and noted that the fee rate paid to such Sub-Adviser for its sub-advisory services was reasonable in relation to the fees of other clients. With respect to Wellington, also an unaffiliated Sub-Adviser, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities with respect to the applicable Nuveen funds. The Independent Board Members also noted that the fees paid to the unaffiliated Sub-Advisers were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Fund are paid by the Adviser, however, the Board recognized that two of the Fund’s Sub-Advisers are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit

NUVEEN	61

Annual Investment Management Agreement Approval Process (continued)

the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to NWQ and Symphony, the Sub-Advisers affiliated with Nuveen, the Independent Board Members reviewed each such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. With respect to Security Capital, the Independent Board Members considered such Sub-Adviser’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2014 and 2015 calendar years. With respect to Wellington, the Board reviewed the revenues, expenses and net income (pre-tax and after-tax) of such Sub-Adviser for the year ended December 31, 2015 and the revenues such Sub-Adviser received from each Nuveen fund it sub-advises for the 2013, 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

62	NUVEEN

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Advisers and that NWQ, Symphony and Security Capital may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the foregoing Sub-Advisers may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of such Sub-Advisers to manage the Fund.

With respect to Wellington, the Independent Board Members noted that such Sub-Adviser has not participated in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-B-0616D        18670-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)*
Period*	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2016	54,500	$9.87	54,500	1,855,000
FEBRUARY 1-29, 2016	50,000	$9.71	50,000	1,805,000
MARCH 1-31, 2016	0		0	1,805,000
APRIL 1-30, 2016	0		0	1,805,000
MAY 1-31, 2016	0		0	1,805,000
JUNE 1-30, 2016	0		0	1,805,000
TOTAL	104,500

*	The registrant’s repurchase program, for the repurchase of 1,995,000 shares, was authorized August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016